Equity, net - Profit (loss) per share - Discontinuing operations (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Shareholders' equity, net
Loss for the year (numerator)	$ (387,604,000)	$ (66,810,000)	$ (52,094,000)
Total common and investment shares (denominator)	253,986,867	253,986,867	253,986,867
Loss per basic share	$ (1.53)	$ (0.26)	$ (0.21)
Loss per diluted share	$ (1.53)	$ (0.26)	$ (0.21)
Percentage of tax on dividends	5.00%